同意函

Spousal Consent

本人，　　　（身份证号码：　　　　　　　），为　　　　（身份证号码：　　　　　　）之合法配偶。本人在此无条件并不可撤销地同意赖泽宁于2013年 月 日签署下列文件（“交易文件”），并同意按照以下文件的规定处置赖泽宁持有的、并登记在其名下的中山市万旗网电子商务有限公司（“中山万旗”）的股权：

The undersigned, 　　　　　(ID card No.: 　　　　), is the lawful spouse of 　　　　　　(ID card No.: 　　　　　　　　　　). I hereby unconditionally and irrevocably agree to the execution of the following documents (the “Transaction Documents”) by 　　　　　 on , 2013, and the disposal of the equity interests of Zhongshan WINHA Electronic Commerce Co., Limited (the “Zhongshan WINHA”) held by 　　　　and registered in his name according to the following documents:

(1)	与深圳市万合信息科技有限公司（ “WFOE”）及中山万旗签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into between Shenzhen WINHA Information Technology Limited (the “WFOE”) and Zhongshan WINHA;

(2)	与WFOE及中山万旗签署的《独家购买权合同》；

Exclusive Option Agreement entered into between the WFOE and　Zhongshan WINHA;

(3)	赖泽宁签署的《授权委托书》；

Power of Attorney executed by 　　　　　　　　　　　；

(4)	与WFOE签署的《借款合同》.

Loan Agreement entered into with WFOE.

本人承诺不就赖泽宁持有的中山万旗的股权提出任何主张。本人进一步确认，赖泽宁履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of Zhongshan WINHA which are held by Lai Zening. I hereby further confirm that Lai Zening can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得赖泽宁持有的中山万旗的任何股权，则本人应受（经不时修订的）交易文件以及WFOE和中山万旗之间于2013年 月

日签署的《独家业务合作协议》（“独家业务合作协议”）的约束，并遵守作为中山万旗的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦WFOE提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of Zhongshan WINHA which are held by 　　　　　for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Zhongshan WINHA as of , 2013 (the “Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Zhongshan WINHA. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

签署：
By:
姓名： Name:

日期：2013年 月 日
Date: , 2013